Exhibit 10.1


                              CONSULTING AGREEMENT


                  AGREEMENT, dated as of July 1, 1997, by and between IKON VENTURES, INC., a Nevada corporation (the "Corporation) and SIGMA LIMITED, S.A., a company organized under the laws of Switzerland ("Consultant").

                              W I T N E S S E T H:

                  WHEREAS,   the   Corporation   is  engaged   in  the   Zeolite
manufacturing business (the "Business"); and

                  WHEREAS, the Corporation desires to use and the Consultant wishes to supply consultancy services to the Corporation upon the terms and conditions set forth herein,

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1.  Duties.

                      (a) The Corporation hereby engages Consultant and Consultant hereby agrees to render services as a consultant to the Corporation for the term specified in Section 2 hereof and specifically procure Ian Rice as an employee of the Consultant to perform the Consultant's duties hereunder.

                      (b) Consultant shall at all reasonable times and as reasonably required consult with and give advice to the directors, officers, employees and representatives of the Corporation, its subsidiaries and affiliates, concerning the Business and affairs of the Corporation. Consultant shall provide such services to and shall devote such time and attention as in the Corporation's reasonable discretion may be necessary or desirable for the performance of its duties as a consultant when called upon to do so by the Corporation, provided that (i) the Corporation shall not require that Consultant's services be performed at any particular place or at any particular time and (ii) it is expressly understood and agreed that Consultant's services are of great value to the Corporation by reason of Consultant's prior experience and knowledge and that telephonic advice and judgments of Consultant are as valuable to the Corporation as written reports or physical attendance at any particular place or at any particular time.

                  2. Term. The term of this Agreement shall commence on the date hereof and shall continue for a period of three (3) years thereafter (the "Term") unless sooner terminated pursuant to Section 6 of this Agreement.

                  3. Compensation. For all services to be rendered hereunder by Consultant, the Corporation agrees to pay to Consultant an annual fee (the "Base Fee") equal to Sixty Thousand Dollars ($60,000) payable in substantially equal monthly installments.

                  4.  Expenses.   The   Corporation   shall  pay  or   reimburse
Consultant for all reasonable and necessary expenses of Consultant for entertainment, travel and similar items incurred in connection with the performance of services rendered by Consultant to the Corporation hereunder. All

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payments for  reimbursement  of such  expenses  shall be made to  Consultant  in advance upon presentation to the Corporation of appropriate vouchers and bills.

                  5. Other Benefits. The employees of Consultant who provide consulting services to the Corporation (the "Employees") shall be entitled to receive such so-called "fringe benefits" as shall be provided by the Corporation to its executive employees subject to the eligibility provisions or requirements of any applicable plan pursuant to which such fringe benefits are provided.

                  6.  Termination.   Notwithstanding   any   provision  of  this
Agreement to the contrary, this Agreement may be terminated under any of the following circumstances:

                      (a) The Corporation may terminate this Agreement at any time for good and just cause by giving written notice thereof to the Consultant. For purposes of this Agreement, the term "good and just cause" shall mean (a) the inability of Consultant to provide consulting services to the Corporation,
(b) the death or permanent incapacity of Ian Rice or (c) a determination by the full board of directors of the Corporation at a meeting at which Consultant and its attorney(s) are present throughout, that Consultant has been demonstrably guilty of engaging in conduct justifying immediate dismissal as a result of acts clearly against the best interests of the Corporation.

                      (b) Consultant may terminate this Agreement at any time for good reason by giving at least one (1) month written notice thereof to the Corporation. For purposes of this Agreement, Consultant shall have "good reason" to terminate this Agreement if (i) the Corporation attempts to impose any change of responsibility, assignment of duties or authority of Consultant without its consent or (ii) the Corporation shall breach any of the material terms or conditions of this Agreement.

                      (c) The Corporation or Consultant may terminate this Agreement at any time by giving to the other no less than one (1) month prior written notice.

                      (d)  Upon  termination  of  Consultant  pursuant  to  this
Section 6, the Consultant shall be entitled to all amounts or benefits to be paid or provided by the Corporation under this Agreement up to the date of termination. In addition, and in lieu of any and all other rights or remedies which Consultant would or might have, if this Agreement is terminated prior to the end of the Term, either by the Corporation for any reason other than good and just cause (as defined herein) or by Consultant for good reason (as defined herein), Consultant shall also be entitled to receive, as its sole and exclusive remedy, in a single lump sum, an amount equal to the total additional compensation Consultant would have been entitled to receive had there been no termination of its employment and in addition thereto, the Corporation shall continue to provide the Employees with all fringe benefits then being enjoyed, or the value thereof for the remainder of the Term.

                  7. No Set Offs, Etc. Except as expressly set forth in this Agreement, no amounts agreed to be paid or benefits agreed to be furnished by the Corporation under this Agreement shall be subject to any deduction, diminution or set off of any kind whatsoever.

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

                  8. Binding Effect and Assignment. This Agreement shall be binding upon and insure to the benefit of the Corporation, its successors and permitted assigns and the Consultant, its successors and assigns. No assignment of this Agreement shall be valid unless consented to in writing by the non-assigning party or parties.

                  9. Waivers. The failure of any party to this Agreement to enforce its terms and provisions or covenants shall not be construed as a waiver of the same or of the right of such party to enforce the same.

                  10. Entire Agreement. This Agreement sets forth the entire Agreement among the parties with respect to its subject matter and merges and supersedes all prior discussions, agreements and understandings of every kind and nature among them, including, without limitation, any other agreement with any third party for the supply of the Consultant's service to the Corporation. No party hereto shall be bound by any term or condition other than as expressly set forth or provided for in this Agreement. This Agreement may not be changed or modified except by agreement in writing, signed by the party or parties to be bound thereby.

                  11. Notices. All notices, requests, demands and other communications provided for, under, or made in connection with this Agreement, shall be in writing and shall be deemed to have been given by any party hereto at the time when delivered by hand against the appropriate receipt, or sent by facsimile transmission or mailed by registered or certified mail or the equivalent thereof, addressed to the addresses of the respective parties stated below, or as changed or added as any party may fix in accordance with this
Section 11.

                  If to the Corporation:

                           Ikon Ventures, Inc.
                           570 Lexington Avenue
                           New York, NY 10022

                  with a copy to:

                           Bryan Cave LLP
                           245 Park Avenue
                           New York, NY 10167
                           Attention:  Steven A. Saide, Esq.

                  If to the Consultant:

                      Sigma Limited, S.A.
                      Rue-Fritz- Courvoisier 40
                      2300 La Chaux-de-Fonds
                      Switzerland

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                  12. Governing  Law.  This  Agreement  shall be governed by and construed in all respects in accordance with the laws of the State of New York without regard to its conflict of law principles.

                  IN WITNESS WHEREOF this Agreement has been entered into the day and year first above written.

                                             IKON VENTURES, INC.


                                             By:  /s/ Brian Copsey
                                                ________________________________
                                                Name:  Brian Copsey
                                                Title:  Chief Financial Officer


                                             SIGMA LIMITED, S.A.


                                             By:  /s/  Ian Rice
                                                ________________________________
                                                Name:  Ian Rice
                                                Title:



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